SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Only (as permitted by Rule 14a-6(e)(2))
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                                 HighMark Funds
                   -------------------------------------------
                (Name of Registrant as Specified in its Charter)

                  --------------------------------------------
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


[ ] Fee paid previously with preliminary materials:

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



                        IMPORTANT SHAREHOLDER INFORMATION

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                                 HIGHMARK FUNDS
                         HighMark Small Cap Growth Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to HighMark Small Cap Growth Fund (the "Fund"). The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                         [FRONT COVER OF PROXY PACKAGE]

                                 HIGHMARK FUNDS

                         HIGHMARK SMALL CAP GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON _________, 2006

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of HighMark Small Cap Growth Fund (the "Fund"), a series of HighMark Funds, will be held at ______ p.m. Eastern Time on _______, 2006 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

         1. To approve or disapprove an Investment Sub-Advisory Agreement relating to the Fund between HighMark Capital Management, Inc. and Trusco Capital Management, Inc.;

         2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

         Shareholders of record at the close of business on ________ 2006 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees


                                            Philip T. Masterson
                                            SECRETARY

__________, 2006

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

To Shareholders of
HighMark Small Cap Growth Fund

         A Special Meeting of Shareholders (the "Special Meeting") of HighMark Small Cap Growth Fund (the "Fund"), a separate series of HighMark Funds, has been scheduled for _________, 2006. The purpose of the Special Meeting is to vote on an Investment Sub-Advisory Agreement relating to the Fund between HighMark Capital Management, Inc. and Trusco Capital Management, Inc.

         While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

         Your vote is very important to us. As always, we thank you for your confidence and support.

                                                     Sincerely,


                                                     Earle A. Malm II
                                                     President
                                                     HighMark Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                           YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

Q. WHY IS A NEW INVESTMENT SUB-ADVISORY AGREEMENT RELATING TO HIGHMARK SMALL CAP GROWTH FUND BEING PROPOSED FOR APPROVAL?

A. On December 13, 2005, the Board of Trustees (the "Board") of HighMark Funds voted to terminate the Investment Sub-Advisory Agreement relating to HighMark Small Cap Growth Fund (the "Fund") with Chartwell Investment Partners, L.P. and approved an Investment Sub-Advisory Agreement relating to the Fund (the "New Sub-Advisory Agreement") with Trusco Capital Management, Inc. ("Trusco"). In unanimously approving the New Sub-Advisory Agreement and recommending its approval by shareholders of the Fund, the Board, including the trustees who are not interested persons of HighMark Funds, as defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), took into account all factors they deemed relevant, including, but not limited to, the nature, quality and extent of the service to be provided by Trusco, the investment performance of Trusco with respect to other accounts of Trusco, and the proposed fee to be paid to Trusco by HighMark Capital Management, Inc., the investment adviser of the Fund ("HCM"). After considering these and other factors, including the recommendation of HCM, the Board, which is comprised entirely of Independent Trustees, collectively, concluded that it was appropriate to approve the Sub-Advisory Agreement.

Q. WILL THE FEES CHARGED BY TRUSCO UNDER THE SUB-ADVISORY AGREEMENT BE PAID BY THE FUND?

A. No. The fees to be paid to Trusco under the Sub-Advisory Agreement will be paid by HCM out of the fees that HCM receives as investment adviser to the Fund.

Q.       WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of ________, 2006 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card (or submit votes by telephone or the Internet) to achieve a quorum, we may incur additional expenses associated with additional solicitations. In order to avoid additional costs to the Fund, please return the completed proxy ballot as soon as possible.

Q.       HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board, including the Independent Trustees, recommends that you vote "FOR" the approval of the Sub-Advisory Agreement.

Q.       WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

                                 HIGHMARK FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


                         HIGHMARK SMALL CAP GROWTH FUND


                                 PROXY STATEMENT

         The Board of Trustees (the "Board" or the "Trustees") of HighMark Funds (the "Trust") are soliciting proxies from the shareholders of HighMark Small Cap Growth Fund, a series of the Trust (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund, which has been called to be held on ________, 2006 at ____ p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about __________, 2006.


                                  INTRODUCTION

         This Special Meeting is being called for the following purposes: (1) to approve or disapprove an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") relating to the Fund between HighMark Capital Management, Inc. ("HCM") and Trusco Capital Management, Inc. ("Trusco"); and (2) to transact such other business as may properly come before the Special Meeting.

         Approval of the Sub-Advisory Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of beneficial interest of the Fund ("Shares") present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.


                                    PROPOSAL

                       APPROVAL OF SUB-ADVISORY AGREEMENT
                             BETWEEN HCM AND TRUSCO

         On December 13, 2005, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved the proposed Sub-Advisory Agreement. A copy of the proposed Sub-Advisory Agreement is included as Exhibit A to this proxy statement. Under the proposed Sub-Advisory Agreement, Trusco would act as sub-adviser to the Fund with regard to selecting the Fund's investments and placing all orders for purchases and sales of the Fund's securities, subject to the general supervision of HCM and the Board and in accordance with the Fund's investment objective, policies and restrictions.

         Consideration of the proposed Sub-Advisory Agreement is being requested because Chartwell Investment Partners, L.P. ("Chartwell") has been terminated as sub-adviser of the Fund, and the Board and HCM believe that it would be in the Fund's best long term interests to employ a sub-adviser with the small cap growth expertise of Trusco.

         Here are some of the factors you should consider in determining whether to approve the proposed Sub-Advisory Agreement:

         |X| The Board has unanimously approved the proposed Sub-Advisory
             Agreement;

         |X| Trusco will manage the day-to-day investment program of the Fund subject to the general supervision of the Board and HCM;

         |X| HCM will continue to review, supervise and administer the Fund's investment program; and

         |X| The fees paid to Trusco under the proposed Sub-Advisory Agreement will be paid by HCM.

CURRENT INVESTMENT ADVISORY AGREEMENT

         HCM serves as investment adviser to the Trust pursuant to an investment advisory agreement dated September 1, 1998 (the "Investment Advisory Agreement"). The Investment Advisory Agreement relates to all series of the Trust, including the Fund. The Investment Advisory Agreement was last submitted to a vote of the initial shareholder of the Fund on _____________, as part of the initial approval of the advisory relationships of the Fund. The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding Shares of the Fund and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Board most recently voted to renew the Investment Advisory Agreement on July 20, 2005. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by HCM. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         With respect to series of the Trust that do not employ sub-advisers, HCM provides day-to-day management of the series. With respect to series of the Trust that employ sub-advisers, such as the Fund, HCM continuously reviews, supervises and administers the series' investment programs. As consideration for its services to the Fund, HCM is entitled to a fee of one and fifteen one-hundredths of one percent (1.15%) of the Fund's average daily net assets.(1) For the fiscal year ended July 31, 2005, HCM received from the Fund $357,388 in investment advisory fees.


-------------------------------
         (1) HCM has contractually agreed to waive fees and/or reimburse expenses to limit total annual Fund operating expenses to 1.52% for Fiduciary Shares of the Fund and 1.77% for Class A Shares of the Fund for the period beginning December 1, 2005 and ending on November 30, 2006.

         Beginning on December 1, 2005, HCM also provides administration services to the Fund and the other series of the Trust. As consideration for its services the Fund, HCM is entitled to administration fees from the Fund at the rate of 0.15%. Prior to December 1, 2005, HCM provided sub-administration services to the Fund and the other series of the Trust. For the fiscal year ended July 31, 2005, HCM received from the Fund $24,085 in sub-administration fees.

         HCM is a wholly-owned subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. ("UBOC"). UBOC serves as custodian to the Fund and the other series of the Trust pursuant to a custodian agreement with the Trust. Under the custodian agreement, UBOC is entitled to a domestic custodian fee from the Fund of one one-hundredth of one percent (0.01%) of the Fund's average daily net assets, with an annual minimum fee of $2,500. Global custody fees are determined on a transaction basis. For the fiscal year ended July 31, 2005, UBOC received from the Fund $3,211 in custody fees. UBOC also provides securities lending services to the Fund and the other series of the Trust. For the fiscal year ended July 31, 2005, UBOC received from the Fund $126 in fees for securities lending services.

         HCM and UBOC together provide shareholder servicing to the Fund and the other series of the Trust. In consideration for this shareholder servicing to the Fund, HCM and UBOC are entitled to fees which they receive together and divide internally. For the fiscal year ended July 31, 2005, HCM and UBOC received from the Fund $30,601 in fees for shareholder servicing.

         UBOC Investment Services, Inc. ("UBOC Investment Services") is an affiliate of UBOC. 12b-1 fees are paid by the Trust's series, including the Fund, to UBOC Investment Services in order to pay for distribution costs. For the fiscal year ended July 31, 2005, UBOC Investment Services received from the Fund $2,882 in 12b-1 fees.

OLD SUB-ADVISORY AGREEMENT

         On December 13, 2005, the Trustees unanimously voted to terminate the sub-advisory agreement of the Fund with Chartwell. Chartwell ceased providing sub-advisory services to the Fund as of January 31, 2006. Beginning February 1, 2006, Trusco began providing sub-advisory services to the Fund under an interim agreement that, by law, can remain in effect for no more than 150 days. The proposed new sub-advisory agreement with Trusco, if approved by the Fund's shareholders, will replace this interim agreement.

PROPOSED SUB-ADVISORY AGREEMENT

         Under the proposed Sub-Advisory Agreement, if approved, HCM will continue to have full responsibility for providing investment advisory services to the Fund. HCM will discharge this responsibility in part through retention of Trusco, at HCM's sole expense, to manage the day-to-day investment program of the Fund. HCM will oversee the activities of Trusco and will be responsible for setting any policies it deems appropriate for Trusco's activities, subject to the direction of the Board. Shareholders of the Fund will continue to receive the benefits of HCM's supervision of the management of the Fund and, under the proposed Sub-Advisory Agreement, will receive the additional benefit of Trusco's investment advisory services.

         Under the proposal, Trusco would serve as the sub-adviser to the Fund pursuant to the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Trusco would manage the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and HCM and in accordance with the Fund's investment objective, policies, and restrictions. More specifically, Trusco will (i) provide analysis concerning the Fund's investments; (ii) conduct a continual program of investment of the Fund's assets; (iii) place all orders for purchases and sales of the investments made for the Fund;

(iv) maintain the books and records required in connection with its duties thereunder; and (v) keep HCM informed of developments materially affecting the Fund. Trusco will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund, unless otherwise stated in the Sub-Advisory Agreement.

         In consideration for the services provided and expenses assumed under the Sub-Advisory Agreement, HCM has agreed to pay Trusco a fee that is paid monthly at the annual rates set forth below based on the average daily net assets of the Fund. For any month that the average daily net assets of the Fund are less than $100 million, Trusco shall be paid a fee at the annual rate of 0.65% of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $100 million but less than $200 million, Trusco shall be paid a fee at the annual rate of 0.58% of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $200 million but less than $400 million, Trusco shall be paid a fee at the annual rate of 0.50% of the average daily net assets of the Fund; and for any month that the average daily net assets of the Fund are $400 million or more, Trusco shall be paid a fee at the annual rate of 0.45% of the average daily net assets of the Fund. HCM will bear the sole responsibility for the payment of the sub-advisory fee to Trusco.

         The proposed Sub-Advisory Agreement will become effective shortly after approval by the shareholders of the Fund and, unless sooner terminated, will continue for an initial term ending two years after such effective date. Thereafter, the Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act, or upon termination of the Investment Advisory Agreement. Also, the proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice to Trusco, by HCM, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or on 120 days' written notice to HCM by Trusco.

         The Trustees recommend that the shareholders of the Fund vote to approve the proposed Sub-Advisory Agreement, so that Trusco may continue to act as the sub-adviser to the Fund. Approval by shareholders of the Fund of the Sub-Advisory Agreement will not result in an increase in the contractual rate of any fees payable by the Fund. The sub-advisory fees to be received by Trusco are borne solely by HCM and not by the Fund.

         The Sub-Advisory Agreement provides that Trusco will not be liable for any error or judgment or for any loss suffered by the Fund or HCM in connection with the performance of its obligations under the Sub-Advisory Agreement or for having executed HCM's instructions, except a loss resulting from a breach of Trusco's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from Trusco's willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified thereby.

INTERIM SUB-ADVISORY AGREEMENT

         As described below, on December 13, 2005, the Trustees approved an interim sub-advisory agreement relating to the Fund between HCM and Trusco, which took effect on February 1, 2006. Under federal law, the interim sub-advisory agreement may continue in effect only until the earlier of (i) 150 days after its effectiveness and (ii) the approval of a new sub-advisory agreement by the shareholders of the Fund. The interim sub-advisory agreement has no renewal provisions, and the notice period required for the Trustees or shareholders of the Fund to terminate the interim agreement is 60 days. The interim sub-advisory agreement of the Fund is substantially the same as the proposed Sub-Advisory Agreement for the Fund except for the date of the agreement; the term, renewal and termination provisions of the agreement; and the interim sub-advisory agreement does not contain the necessary language to permit Trusco to purchase for the Fund securities of the Trust's other sub-advisers or their affiliates nor the language necessary to permit the Trust's other sub-advisers to purchase for the Trust's other series securities of Trusco or its affiliates.

COMPARISON OF OLD SUB-ADVISORY AGREEMENT TO PROPOSED SUB-ADVISORY AGREEMENT

         The proposed Sub-Advisory Agreement of the Fund is substantially the same as the old sub-advisory agreement of the Fund with Chartwell, except for the date of the agreement, the fee structure and certain other provisions of the agreements detailed below. First, the proposed Sub-Advisory Agreement contains the necessary language to permit Trusco to purchase for the Fund securities of the Trust's other sub-advisers or their affiliates and the language necessary to permit the Trust's other sub-advisers to purchase for the Trust's other series securities of Trusco or its affiliates.

         Second, the proposed Sub-Advisory Agreement contains language explicitly allowing the sub-adviser to use records and information relative to the assets of the Fund in response to legally submitted regulatory or other governmental submissions or actions, or in any manner the sub-adviser deems necessary in order to transact business on behalf of the Fund. Third, the proposed Sub-Advisory Agreement contains language whereby the sub-adviser agrees not to disclose or deliver the Fund's portfolio holdings to any third party without the prior written consent of the adviser and/or in contravention of the Trust policy on portfolio holdings. Fourth, the proposed Sub-Advisory Agreement contains language stating that the adviser retains responsibility and obligations for executing and filing all corporate or similar class actions that may arise as a result of the sub-adviser's purchase or sale of any security, provided the sub-adviser gives notice of the same to the adviser promptly following receipt. Fifth, the proposed Sub-Advisory Agreement does not contain language set forth in the old sub-advisory agreement stating that the sub-adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under the agreement.

         With respect to the fee structure, the chart below shows the differences between the old sub-advisory agreement and the proposed Sub-Advisory Agreement, with fees under each paid monthly at the annual rates set forth below based on the average daily net assets of the Fund:

----------------------------------------------------------- --------------------------------------------------------
Old Sub-Advisory Agreement                                  Proposed Sub-Advisory Agreement
----------------------------------------------------------- --------------------------------------------------------
|X|  The fee is 65 basis points on the first $100           |X|  When assets are less $100 million, the fee is
     million and 60 basis points on all assets over $100         65 basis points;
     million.                                               |X|  When assets are at least $100 million but
                                                                 less than $200 million, the fee on all assets
                                                                 is 58 basis points;
                                                            |X|  When assets are at least $200 million but
                                                                 less than $400 million, the fee on all assets
                                                                 is 50 basis points; and
                                                            |X|  When assets are at least $400 million, the
                                                                 fee on all assets is 45 basis points.
----------------------------------------------------------- --------------------------------------------------------


BASIS FOR TRUSTEES' RECOMMENDATION

         At a meeting of the Board of Trustees held on December 13, 2005, the Trustees conferred with representatives of Trusco and HCM to consider the proposal by HCM and its effect on the Fund. Legal counsel assisted the Board, and provided advice on, among other things, the Board's fiduciary obligations in considering the proposed Sub-Advisory Agreement.

         In evaluating the proposed Sub-Advisory Agreement, the Board reviewed materials furnished by HCM and Trusco, including information about Trusco's personnel, operations and financial condition. Representatives of Trusco were present at the meeting and described in detail the background of the members of Trusco's proposed portfolio management team for the Fund. Representatives of Trusco discussed with the Trustees the investment decision-making process and investment management style of Trusco. The Sub-Advisory Agreement was approved following the determination to terminate the current sub-adviser of the Fund. In considering whether to approve the Sub-Advisory Agreement, the Board did not identify any single factor as determinative.

         Matters considered by the Trustees in connection with their approval of the New Sub-Advisory Agreement included the following:

         THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED TO THE FUND UNDER THE SUB-ADVISORY AGREEMENT. The Trustees considered the nature, extent and quality of the services to be provided by Trusco to the Fund and the resources to be dedicated to the Fund by Trusco. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Sub-Advisory Agreement, that the nature, extent and quality of services to be provided by Trusco supported approval of the Sub-Advisory Agreement.

         INVESTMENT PERFORMANCE OF THE FUND AND TRUSCO. The Trustees received and considered information about the performance of the Fund relative to its peers and Trusco's performance in managing products with similar investment objectives and strategies as the Fund over various time periods. The Trustees also considered Trusco's reputation generally. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Sub-Advisory Agreement, that the performance of Trusco in managing products with similar investment objectives and strategies as the Fund supported approval of the Sub-Advisory Agreement.

         THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY TRUSCO AND ITS AFFILIATES FROM ITS RELATIONSHIP WITH THE FUND. The Trustees considered and had discussions with Fund management regarding the fees proposed to be charged by Trusco relating to its services to the Fund. This information included comparisons of the advisory fees charged by Trusco to other funds and accounts with similar investment programs. In considering the fees charged to other funds or accounts, the Trustees considered, among other things, the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to manage mutual fund assets effectively, and the differences between the responsibilities of an adviser, as compared to a sub-adviser, of a mutual fund. In evaluating the Fund's sub-advisory fees, the Trustees also took into account the demands and complexity of and Trusco's proposed approach to the investment management of the Fund. The Trustees also considered whether any compensation other than sub-advisory fees would be received by Trusco and its affiliates from the Fund or any other series of the Trust. Since Trusco has not yet provided any services to the Fund, the Trustees did not review information relating to the profitability of Trusco's relationship with the Fund. When reviewing the fees proposed by Trusco, the Trustees took into account the proposed breakpoints in the sub-advisory fees payable to Trusco, and how those fees differ from the fees payable to Chartwell. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Sub-Advisory Agreement, that the sub-advisory fees proposed to be charged by Trusco relating to its services to be provided to the Fund were fair and reasonable and supported approval of the Sub-Advisory Agreement.

         ECONOMIES OF SCALE. The Trustees considered the possible existence of economies of scale in the provision of services by Trusco and noted that any such economies would be shared, at least in part, with HCM through breakpoints in sub-advisory fees, which are not matched by breakpoints in the fee schedule payable by the Fund to HCM. The Trustees considered whether the profitability to HCM from its relationship with the Fund would be unreasonably high as a result of the introduction of sub-advisory fee breakpoints that are not matched by breakpoints in the advisory fee schedule, and concluded that, at any Fund asset level reasonably likely to be achieved in the foreseeable future, such profitability would not be unreasonably high.

         The Trustees also considered other factors, which included but were not limited to the following:

         o the compliance programs of Trusco.

         o so-called "fallout benefits" to Trusco such as the benefits of investment research provided to Trusco by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees approved the Sub-Advisory Agreement.

         Based on the same factors and conclusions, the Trustees also approved an interim sub-advisory agreement between HCM and Trusco relating to the Fund, such agreement to take effect upon the termination of the sub-advisory agreement with the Fund's prior sub-adviser and to terminate no later than 150 days after its effectiveness.

         If the shareholders of the Fund fail to approve the proposed Sub-Advisory Agreement, HCM will continue to manage the Fund under the Investment Advisory Agreement between the Trust and HCM and the Trustees will consider such further action as they may determine to be in the best interests of the Fund.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO
                  APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT.


                             ADDITIONAL INFORMATION

                         AFFILIATED BROKER TRANSACTIONS

         In the fiscal year ended July 31, 2005, no brokerage commissions were paid to affiliated brokers of the Fund or HCM on account of trading for the Fund. In the fiscal year ended July 31, 2005, brokerage commissions of $562 were paid to an affiliated broker of Trusco on account of trading for the Fund.

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

         While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

         If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

INVESTMENT ADVISER

         HCM serves as investment adviser of the Trust and manages its investment portfolios on a day-to-day basis under the supervision of the Trust's Board of Trustees.

         HCM is a wholly-owned subsidiary of UnionBanCal Corporation, which has its principal business offices at 350 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, UFJ Ltd., a subsidiary of Mitsubishi UFJ Financial Group, Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi Tokyo UFJ Group, Inc. has its principal business offices at 26F Marunouchi Bldg, 4-1, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-6326, Japan. As of December 31, 2005, UnionBanCal Corporation and its subsidiaries had approximately $49.4 billion in consolidated assets. As of the same date, HCM, with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, had approximately $19.2 billion in assets under management. HCM (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

         The name, address and principal occupation of the principal executive officers and each director of HCM are as follows:


                                                                                         TYPE OF
NAME                       POSITION WITH THE ADVISER  PRINCIPAL OCCUPATION               BUSINESS

Jeffrey L. Boyle           Senior Vice President      Senior Vice President, Sales       Institutional Services
                           and Sales Manager          Union Bank of California           and Asset Management
                                                      400 California Street
                                                      San Francisco, CA 94104

David J. Goerz III         Member of the Board of     Chief Investment Officer           Investment Management
                           Directors and Chief        HighMark Capital Management
                           Investment Officer         350 California Street
                                                      San Francisco, CA 94104

John J. King               Secretary                  Senior Vice President              Banking
                                                      Union Bank of California
                                                      400 California Street
                                                      San Francisco, CA 94104

Brian W. Smith             Vice President and         Vice President                     Banking
                           Assistant Treasurer        Union Bank of California
                                                      400 California Street
                                                      San Francisco, CA 94104

Catherine Vacca            Senior Vice President,     Chief Compliance Officer           Investment Management
                           Chief Compliance Officer   HighMark Capital Management
                           and Assistant Secretary    350 California Street
                                                      San Francisco, CA 94104

Earle A. Malm II           Member of the Board of     President and Chief Executive      Investment Management
                           Directors, Chairman of     Officer
                           the Board, President and   HighMark Capital
                           Chief Executive Officer    Management
                                                      350 California Street
                                                      San Francisco, CA 94104

Richard Earnest            Senior Vice President      Senior Vice President              Investment Management
                                                      HighMark Capital Management
                                                      445 S. Figueroa Street
                                                      Los Angeles, CA 90071

R. Gregory Knopf           Managing Director          Managing Director                  Investment Management
                                                      HighMark Capital Management
                                                      445 S. Figueroa Street
                                                      Los Angeles, CA 90071

                                     - 9 -


                                                                                         TYPE OF
NAME                       POSITION WITH THE ADVISER  PRINCIPAL OCCUPATION               BUSINESS

Kevin  A. Rogers           Managing Director          Managing Director                  Investment Management
                                                      HighMark Capital Management
                                                      18300 Von Karman Avenue
                                                      Irvine, CA  92612

Laurence Reed              Member of the Board of     Chief Financial Officer            Investment Management
                           Directors, Senior Vice     HighMark Capital Management
                           President and Chief        350 California Street
                           Financial Officer          San Francisco, CA 94104

INFORMATION ABOUT TRUSCO

         Trusco is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Georgia corporation. Trusco's principal address is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a Georgia corporation with its headquarters at 303 Peachtree St, NE, Atlanta, Georgia 30308. As of December 31, 2005 SunTrust had $179.7 billion in total assets. As of the same date, Trusco managed over $71 billion in assets.

         Set forth below are the names and titles of the principal executive officers and directors of Trusco. The address of each individual is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

NAME                                    POSITION(S) HELD WITH TRUSCO            PRINCIPAL OCCUPATION

David Eidson                            Chief Executive Officer, Chairman of    Chief Executive Officer and Chairman
                                        the Board of Directors                  of the Board of Directors of Trusco
                                                                                Capital Management, Inc.
William Rogers                          Director                                Executive Vice President, Head of
                                                                                Wealth and Investment Management,
                                                                                SunTrust Banks, Inc.
Paul Robertson                          Executive Vice President, Secretary,    Executive Vice President, Secretary,
                                        Chief Operations Officer                Chief Operations Officer of Trusco
                                                                                Capital Management, Inc.
Brad Ball                               Executive Vice President, Head of       Executive Vice President, Head of
                                        Business Development and Marketing      Business Development and Marketing
                                                                                of Trusco Capital Management, Inc.
                                     - 10 -

     The following table shows other investment companies advised by Trusco with investment objectives similar to the Fund.

--------------------------------- -------------- ----------------- ------------------------------ --------------------
                                   Most                                                            Advisory Fee
                                   Recent                                                          Paid as OF
                                   Fiscal         Assets as of      Advisory                       Fiscal
Fund Name                          Year           Fiscal Year       Fee Rate                       Year End
                                   End            End
--------------------------------- -------------- ----------------- ------------------------------ --------------------
ADVISORY RELATIONSHIP
--------------------------------- -------------- ----------------- ------------------------------ --------------------
STI Classic Fund Small Cap        03/31/05       $1.016 Billion    1.19%                          $13,176,068
Growth
--------------------------------- -------------- ----------------- ------------------------------ --------------------
SUB-ADVISORY RELATIONSHIPS
--------------------------------- -------------- ----------------- ------------------------------ --------------------
Maxim Capital Management Small    12/31/05       $91.127 Million   0.95%                          $214,453
Cap Growth Portfolio
--------------------------------- -------------- ----------------- ------------------------------ --------------------
Diversified Investment Advisors   12/31/05       $132.988 Million  0.80% of the first $10         $38,238(1)
Small Cap Growth                                                   million of nest assets;
                                                                   0.64% of the next $40
                                                                   million of net assets;
                                                                   0.48% of net assets in
                                                                   excess of $50 million
--------------------------------- -------------- ----------------- ------------------------------ --------------------
(1) Trusco commenced providing investment services to Diversified Investment
Advisors Small Cap Growth Fund as of December 13, 2005.

         Trusco will determine the allocation of portfolio transactions, subject to guidelines established by HCM, to various dealers using its best judgment and in a manner deemed fair and reasonable to shareholders of the Fund. Within the guidelines set forth by applicable law and giving primary consideration to prompt execution of orders in an effective manner at the most favorable price, Trusco may, when placing portfolio transactions for securities, cause the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to Trusco or HCM. Information so received is in addition to and not in lieu of services required to be performed by Trusco or HCM and does not reduce the advisory fees payable to HCM by the Trust or the sub-advisory fee payable to Trusco by HCM.

         Trusco is not affiliated with HCM. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, Trusco or its affiliates, since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Trusco.

ADMINISTRATOR

         HighMark Capital Management (the "Administrator"), with principal offices at 350 California Street, San Francisco, California 94104, serves as the Trust's administrator. UnionBanCal Corporation, a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd., a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., is the owner of all beneficial interest in the Administrator.

DISTRIBUTOR

         SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Trust.

SHARE OWNERSHIP INFORMATION

         As of ________, 2006, HCM and its bank affiliates were the shareholders of record of _____% and had voting authority over _____% of the Fund's Shares. As a consequence, HCM may be deemed to be a controlling person of the Fund under the 1940 Act.

         The following table sets forth, as of _________, 2006 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of any class of Shares of the Fund. Unless otherwise indicated, to the Trust's knowledge, the beneficial owner set forth in the table has sole voting and investment power.

                                                                    NUMBER OF SHARES    PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER             SHARE CLASS        OWNED







* Union Bank of California has investment discretion and voting authority on this account.

         As of ________, 2006, the officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Fund.

                               GENERAL INFORMATION

         The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by appearing personally and electing to vote on ________, 2006 at the Special Meeting. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph or personal interview conducted by certain officers or employees of the Trust or SEI Investments Global Funds Services, the Trust's sub- administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the persons named as proxies will vote those Shares of the Fund in favor of such proposal(s).

         Only shareholders of record at the close of business on ________, 2006 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. On _______, 2006, the Fund had outstanding _____________ Shares. Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote.

         The Trust's Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2006. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting. Any shareholder proposal not received within a reasonable time before the Trust begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

         The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         A copy of the fund's annual report dated July 31, 2005 is available upon request and may be obtained without charge by calling 1-800-433-6884.


         If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

_____________, 2006

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                    EXHIBIT A


                                     FORM OF

                             SUB-ADVISORY AGREEMENT

                    BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
                       AND TRUSCO CAPITAL MANAGEMENT, INC.
                                     FOR THE
                         HIGHMARK SMALL CAP GROWTH FUND




This AGREEMENT is executed as of__________________, 2006 and made effective as of _____________________, 2006, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (the "Adviser") and Trusco Capital Management, Inc., a Georgia corporation, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 ("Sub-Adviser").

WHEREAS, Adviser is the investment adviser for HighMark Funds (the "Trust"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended;

WHEREAS, Adviser's parent, Union Bank of California N.A., ("Bank") serves as Custodian for HighMark Funds ("Custodian") and provides certain other services for the HighMark Funds series of mutual funds (the "Funds");

WHEREAS, Adviser is the Administrator for the Funds, SEI Investments Global Funds Resources is the Sub-Administrator, and SEI Investment Distribution Co. is the Distributor of the Funds (the latter two companies called collectively, the "SEI Companies"); and

WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment sub-advisory services for certain assets of the Trust's Small Cap Growth Fund ("the "Fund").

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


1. DEFINITIONS. As used herein, the following terms shall have the meanings set forth:

1.1 "33 Act" shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

1.2 "40 Act" shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.

1.3      "Adviser" and "Administrator" shall mean HighMark Capital Management,
Inc.

1.4 "Advisers Act" shall mean the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder, as they may be amended from time to time.

                                    - A-1 -

1.5 "Bank" and "Custodian" shall mean Union Bank of California, N.A., a national banking association organized under the laws of the United States.

1.6 "Sub-Administrator" and "Distributor" shall mean SEI Investments Global Funds Resources and SEI Investments Distribution Co, respectively.

1.7 "Sub-Adviser" shall mean Trusco Capital Management, Inc., a corporation formed under Georgia law and registered as an investment adviser under the Advisers Act.

2. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

3.       DELIVERY OF DOCUMENTS.

3.1 Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

         (a) Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

         (b) Resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

         (c) The Trust's Registration Statement on Form N-1A under the 33 Act (File No. 33-37687) and the 40 Act as filed with the SEC, and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

         (d) The Trust's most recent prospectus and Statement of Additional Information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus");

         (e) Adviser's Form ADV Part II; and

         (f) Such other materials and documents as Sub-Adviser shall reasonably request.

Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements and to the extent practicable, a reasonable time in advance of such amendment.

3.2 Sub-Adviser has furnished or will furnish Adviser with copies properly certified or authenticated of each of the following:

         (a) Sub-Adviser's Form ADV Part II; and

         (b) Such other materials and documents as Adviser shall reasonably request.

Sub-Adviser will furnish Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

4.       MANAGEMENT:

4.1 Subject always to the supervision of the Trust's Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the assets of the Fund entrusted to it hereunder.

                                    - A-2 -

Sub-Adviser may place all orders for the purchase and sale of securities, on behalf of the Fund. Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund investments that are assigned or entrusted to Sub-Adviser by Adviser, and will comply with the investment objectives, policies and restrictions of the Fund stated in the Fund Prospectus and compliance policies and procedures furnished to the Sub-Adviser by Adviser from time to time.

4.2 Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser shall also make itself reasonably available to the Trust's Board of Trustees at such times as the Board of Trustees shall request.

4.3 Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable United States Securities and Exchange Commission ("SEC") Rules and Regulations pertaining to its investment advisory activities and agrees that it:

         (a) will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

         (b) will maintain registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

         (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer including, as permitted by law, with the affiliates of the Sub-Adviser or Fund and brokers who sell shares of the Fund. In providing the Fund with investment supervision, Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund and the Trust that Sub-Adviser or Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price and efficient execution. Therefore, Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to the general supervision of, and guidelines from time to time established by, Adviser, and reviewed by the Trust's Board of Trustees with respect to the extent and continuation of this practice.

         On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the SEI Companies, or any affiliated person of any of the Trust, Adviser, the Sub-Adviser, the Administrator, the Sub-Administrator, the Distributor, or any entity that Adviser has identified to the Sub-Adviser in writing, except as may be permitted under the 40 Act. The Sub-Adviser acknowledges that the Adviser may engage other sub-advisers for the Fund or for other mutual funds advised by the Adviser (collectively, the "fund complex"). Additionally, the Sub-Adviser acknowledges that, in reliance on exemptions provided by Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Fund and other mutual funds in the fund complex may engage in

                                    - A-3 -
transactions with certain sub-advisers (including the Sub-Adviser) in the fund complex and/or with their affiliated persons (such sub-advisers and their affiliated persons other than the Sub-Adviser and its affiliated persons, collectively, the "Other Sub-Advisers and Affiliates"). Further, then, except as provided by the Rules set forth above, the Sub-Adviser agrees that it will not consult with the Other Sub-Advisers and Affiliates about transactions in securities or other fund assets for any fund in the fund complex. Finally, in the event the Fund becomes a multi-managed fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time to time by the Trust's Board of Trustees or the Adviser, and, in addition to the restrictions set forth above, shall not consult with the Other Sub-Advisers and Affiliates about transactions in securities or other fund assets for the Fund.

         (d) will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Fund with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Fund, the overall performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (e) will maintain books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act and will furnish Adviser and the Trust's Board of Trustees such periodic and special reports as Adviser or the Board of Trustees may request;

         (f) will act upon instructions from Adviser that are not inconsistent with the fiduciary duties undertaken hereunder; and

         (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the assets of the Fund maintained by Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, in response to legally submitted regulatory or other governmental submissions or actions, or in any manner Sub-Adviser deems necessary in order to transact business on behalf of the Fund, except after prior notification to and approval in writing by the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities. In addition, Sub-Adviser agrees not to disclose or deliver the Funds' portfolio holdings to any third party without the prior written consent of the Adviser and/or in contravention of the Trust policy on portfolio holdings.

Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund purchased or sold by Sub-Adviser except that Adviser will retain responsibility and obligations for executing and filing all corporate or similar class actions that may arise as a result of Sub-Adviser's purchase or sale of any security, provided Sub-Adviser gives notice of same to Adviser promptly following receipt.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Fund are also the property of the Fund, and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 40 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act for the Fund. Sub-Adviser may delegate its responsibilities under this paragraph to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve Sub-Adviser of its responsibilities under this paragraph 5.

                                    - A-4 -

6. EXPENSES. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other Fund expenses (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued and payable in accordance with Schedule A hereto.

8. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. Adviser has no objection to Sub-Adviser's acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Fund, and Adviser recognizes and has advised the Trust's Board of Trustees that, in some cases, this may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9. LIMITATION OF LIABILITY. Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Fund or Adviser in connection with the performance of its obligations under this Agreement or for having executed Adviser's instructions , except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 40 Act), or a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

10. INDEMNIFICATION. Adviser and Sub-Adviser each agree to indemnify the other against loss or liability to such other party (including reasonable attorneys' fees) arising out of any third party claim based on any action taken or not taken in the performance of its obligations under this Agreement on the part of the indemnified party unless the indemnified party's action or inaction involves willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

11. DURATION AND TERMINATION. This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 40 Act, and, unless sooner terminated as provided herein, will continue in effect for two (2) years.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the annual anniversary of the Agreement's effective date, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are NOT INTERESTED persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without penalty, on sixty (60) days' written notice to Sub-Adviser by Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. This Agreement may be

                                    - A-5 -
terminated at any time, without penalty, on 120 days' written notice by Sub-Adviser to Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning as when such terms appear in the 40 Act.)

12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. SUB-ADVISER INFORMATION. During the term of this Agreement, Adviser agrees to furnish Sub-Adviser at Sub-Adviser's principal office, all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust, or the public, that refer to Sub-Adviser. Adviser agrees that materials prepared by its employees, agents, its affiliates, or the Bank that refer to Sub-Adviser in any way are consistent with those materials previously approved by Sub-Adviser. Sales literature may be furnished to Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

14. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

15. NOTICES. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:

TO ADVISER AT:
HighMark Capital Management, Inc.
350 California Street - Suite 1600
San Francisco, CA  94104
Attention:  Earle A. Malm II, President & CEO


TO THE SUB-ADVISER AT:
Trusco Capital Management, Inc.
50 Hurt Plaza; Suite 1400
Atlanta, GA 30303
Attention: Patrick Paparelli


TO THE TRUST OR THE FUND AT:
----------------------------
HighMark Funds
c/o SEI Investments Fund Resources
and SEI Investments Distribution Co.
One Freedom Valley Rd.
Oaks, Pennsylvania  19456
Attention:   Legal Department

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

16. CHANGE OF LAW. Where the effect of a requirement of the 40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                                     - A-6 -

17.      MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the Commonwealth of Massachusetts.

The names "HighMark Funds" and "Trustees of the HighMark Funds" refer, respectively, to the Trust created, and the Trustees as trustees (but not individually or personally), acting from time to time under, the Declaration of the Trust dated March 10, 1987, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of HighMark Funds entered in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually but only in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.


HIGHMARK CAPITAL MANAGEMENT, INC.       TRUSCO CAPITAL MANAGEMENT, INC.

By:                                     By:

---------------------------------       ---------------------------------
Earle A. Malm II                        Name:  --------------------------
Title:   President & CEO                Title: --------------------------




                                    - A-7 -

                             SUB-ADVISORY AGREEMENT

                    BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
                       AND TRUSCO CAPITAL MANAGEMENT, INC.

                                   SCHEDULE A



HIGHMARK SMALL CAP GROWTH FUND



Sub-Advisory Fee:

The Sub-Advisory fee shall be payable out of the Advisory Fee. It shall be computed on the average daily net assets of the Fund subject to the Agreement, and calculated as of the last business day of each calendar month ("Calculation Date"). The fee shall be payable within 30 days of the end of each month.


When assets are less than $100 million, Sub-Advisory Fee is 65 basis points;
and,
When assets are at least $100 million but less than $200 million, Sub-Advisory Fee on all assets is 58 basis points; and, When assets are at least $200 million but less than $400 million, Sub-Advisory Fee on all assets becomes 50 basis points; and, When assets are $400 million or over, Sub-Advisory Fee on all assets is 45 basis points.


This asset-based tiered fee schedule is retroactive to the first dollar for each monthly fee period. Thus, the fee would be calculated at 0.58% of all assets commencing the month in which the portfolio surpassed the $100 million mark as measured on the Calculation Date, notwithstanding the date during the month on which the portfolio surpassed $100 million.




                                    - A-8 -

                         HIGHMARK SMALL CAP GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON ________, 2006

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of HighMark Small Cap Growth Fund (the "Special Meeting") to be held on _________, 2006 at ____ p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints James Ndiaye, Michael Pang and Philip T. Masterson, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments thereof, on the following matter and in their discretion on any other matter which may come before the Special Meeting:

Proposal to approve the Investment Sub-Advisory Agreement relating to HighMark Small Cap Growth Fund between HighMark Capital Management, Inc. and Trusco Capital Management, Inc.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

                  The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated _______, 2006 and the Proxy Statement attached hereto.


                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  Date:                                                , 2006
                        -----------------------------------------------


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***